Investor Presentation

November 2019

First National Corporation

Forward-Looking Statements

The Company makes forward-looking statements in this presentation that are subject to risks and uncertainties. These forward-looking statements may include statements regarding profitability, liquidity, adequacy of capital, the allowance for loan losses, interest rate sensitivity, market risk, growth strategy, and financial and other goals. The words, “believes,” “expects,” “may,” “will,” “should,” “projects,” “contemplates,” “anticipates,” “forecasts,” “intends,” or other similar words or terms are intended to identify forward-looking statements. These forward-looking statements are subject to significant uncertainties.

Because of these uncertainties, actual future results may be materially different from the results indicated by these forward-looking statements. In addition, past results of operations do not necessarily indicate future results. The following presentation should be read in conjunction with the consolidated financial statements and related notes included in Part II, Item 8, and Item 1A. Risk Factors of the Company’s Form 10-K for the year ended December 31, 2018.

Company Overview


Winchester
Leesburg
Columbia
Rockville
Bethesda
Silver Spring
Chantilly
Arlington
Washington
Alexandria
Manassas
Fairfax
Dale City
St Charles
Bowie
Strasburg
Woodstock
Luray
Franklin
Petersburg
Harrisonburg
Bridgewater
Culpeper
Warrenton
La Plata
Fredericksburg
Chancellor
Ruckersville
Staunton
Waynesboro
Charlottesville
Stuarts Draft
Beaverdam
Tappahannock
Cunningham
Lexington
Lovingston
Buena Vista
Ashland
Buckingham
Tuckahoe
Richmond
Lynchburg
Farmville
Hopewell
Petersburg
Rustburg
Charlotte Court House
Newport News
Romney
Urbana
Ellicott City

- Community banking since 1907
- FXNC listed on Nasdaq
- Corporate offices in Strasburg and Winchester
- Operating primarily in 4 Virginia MSAs on the I-81, I-66 and I-64 corridors
- 14 branches, 1 loan production office
- $777 million in assets
- Personal banking, business banking, and wealth management services
- Strategy to grow total assets to > $1 billion by serving small businesses and individuals

Why Invest in FXNC?

- Management team with track record of building value
- Low-cost customer deposit relationships
- Diversified markets in attractive Virginia MSAs
- Delivering personal service and the latest technology

Q3 2019 and Full Year 2018 Highlights

Q3 2019 Highlights [1]

- Return on equity of 13.31%, return on assets of 1.27%
- Wealth management revenue increased 13%
- Net interest margin of 3.87%
- Nonperforming assets decreased to 0.20% to total assets

2018 Highlights

- Record year of net income totaling $10.1 million
- Pre-provision pre-tax earnings increased 27%
- Return on equity of 16.36%
- Efficiency ratio improved to 63.05%

(1) Compared to the third quarter of 2018.
Quarterly financial information is unaudited.

First National Total Return to Shareholders



1 Year
16%
14%
12%
10%
8%
6%
4%
2%
0%
2%
13%
14%
FXNC
SNL SE US Bank
S&P 500
3 Year
100%
80%
60%
40%
20%
0%
68%
71%
54%
FXNC
SNL SE US Bank
S&P 500
5 Year
200%
160%
120%
80%
40%
0%
161%
80%
68%
FXNC
SNL SE US Bank
S&P 500

Source: S&P Market Intelligence, total return as of November 3, 2019.

Strategies to Build Shareholder Value

Grow Assets Without Adding Significant Overhead

Deliver Exceptional Service to Small Business Customers

Serve Vibrant Virginia Markets

Accelerate Growth with Acquisitions and Team Lifts

Maintain Low-Cost Deposit Portfolio

Attract and Retain Talented Employees

Grow Assets Without Adding Significant Overhead



Net-Noninterest Expense / Assets
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
2.7%
2.1%
2.1%
1.9%
2.1%
2015 *
2016
2017
2018
3Q19

* Acquired six bank branches in April 2015. 3Q19 represents September 30, 2019 year to date, annualized.
Quarterly financial information is unaudited.

Deliver Exceptional Service to Small Business Customers



Non-Maturity Deposits
70%
60%
50%
40%
30%
20%
64%
63%
63%
62%
60%
36%
37%
37%
38%
40%
2015
2016
2017
2018
3Q19
Personal
Business



Average Deposit Account Balances
$50.0
$40.0
$30.0
$20.0
$10.0
$-
$10.8
$42.6
Personal
Business

Average deposit account balances based on September 30, 2019. Dollars in thousands.
Quarterly financial information is unaudited.

Serve Vibrant Virginia Markets

Virginia's 2.7% unemployment rate is lower than the nation

Diverse economies with large regional medical centers and higher education, including Virginia Commonwealth University, University of Richmond, Shenandoah University and Mary Baldwin University

Virginia is headquarters to 37 Fortune 1000 firms [2]

Virginia ranked 5th "Best States for Business" ranking by Forbes

More than $9 billion deposits within First Bank's branch footprint [3]

Projected Population Growth: 2010 – 2020 [1]



Martinsburg
Frederick
Baltimore
Columbia
Germantown
Annapolis
Washington
Dale City
Fredericksburg
California
Charlottesville
VIRGINIA
Lynchburg
Hampton
Norfolk

Population Growth by MSA:	
Winchester	10%
Richmond	9%
Harrisonburg	12%
Staunton-Waynesboro	4%

1: Source: Virginia Employment Commission, November 2019
2: Source: Virginia Economic Development Partnership
3: Source: S&P Market Intelligence includes Frederick, Shenandoah, Warren, Rockingham, Buckingham and Prince Edward Counties; Cities of Winchester, Staunton and Waynesboro; and all bank deposits within 3 miles of the Patterson Avenue (Richmond) First Bank office.

Accelerate Growth with Acquisitions and Team Lifts

Branch Acquisition Success

Six branches acquired in 2015 including $186 million in deposits

22 thousand deposit accounts with 0.19% cost of deposits at closing

Hired Regional President and a market executive to deploy deposits into loans in Staunton - Waynesboro market area

Opened Loan Production Office and hired a market executive in Harrisonburg

Hired a Banking Team and opened a full-service branch in the Richmond market with two seasoned bank executives

[1] Source: S&P Market Intelligence as of September 30, 2019.

Acquisition Opportunities in Virginia



25
20
15
10
5
-
21
14
16
14
6
< $250M
$250M to $500M
$500M to $1B
$1B to $5B
> $5B
Number of Virginia Banks by Asset Size 1

Maintain Low Cost Deposit Portfolio



Time, 17.5%
Noninterest bearing checking, 27.7%
Other savings , 18.3%
Interest bearing checking, 5.7%
MMDA , 30.8%



Cost of Deposits
0.80%
0.60%
0.40%
0.20%
0.00%
0.20%
0.21%
0.26%
0.41%
0.60%
0.74%
2015
2016
2017
2018
3Q19 YTD
VA Peer*

* Peer median based on banks in Virginia with assets $500 million to $1 billion as of June 30, 2019. Source: S&P Market Intelligence.
Deposit portfolio composition based on September 30, 2019.
Quarterly financial information is unaudited.

Deposits Have Been a Source of Strength



Cost of Deposits
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.82%
0.63%
3Q15
1Q16
3Q16
1Q17
3Q17
1Q18
3Q18
1Q19
3Q19
FXNC
VA Peers



Fed Funds Rate
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.00%
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19



Loans / Deposits
100.0%
95.0%
90.0%
85.0%
80.0%
75.0%
70.0%
83.3%
89.9%
FXNC
VA Peers 1

[1] Peer median based on banks in Virginia with assets $500 million to $1 billion as of June 30, 2019.
Quarterly financial information is unaudited.

Attract and Retain Talented Employees

Executive experience averages more than 25 years

Recipient of "Virginia Business Best Places to Work" award

Invest in employee education and development

Support involvement in community organizations

Successful recruitment of talented bankers in new markets

Nearly half of employees with 10 years or more of service

Tangible Book Value Per Share and Earnings Per Share


TBVPS
$18.00
$15.00
$12.00
$9.00
$6.00
$3.00
$-
$8.88
$10.26
$11.57
$13.35
$15.11
2015
2016
2017
2018
3Q19


Diluted EPS
$2.40
$2.00
$1.60
$1.20
$0.80
$0.40
$-
$0.31
$1.20
$1.30
$2.04
$1.38
2015 *
2016
2017
2018
3Q19 YTD

* Acquired six branches in April 2015.
Quarterly financial information is unaudited.

Performance Metrics

Return on Assets



2.00%
1.50%
1.00%
0.50%
0.00%
0.41%
0.84%
0.98%
1.34%
1.19%
2015 *
2016
2017
2018
3Q19 YTD

Return on Equity



20.00%
15.00%
10.00%
5.00%
0.00%
4.58%
12.00%
11.57%
16.36%
12.85%
2015 *
2016
2017
2018
3Q19 YTD

Efficiency Ratio



100.0%
80.0%
60.0%
40.0%
20.0%
80.92%
71.05%
66.42%
63.05%
66.93%
2015 *
2016
2017
2018
3Q19 YTD

Net Interest Margin



4.20%
3.90%
3.60%
3.30%
3.00%
3.52%
3.61%
3.77%
3.93%
3.91%
2015 *
2016
2017
2018
3Q19 YTD

* Acquired six branches in April 2015.
Quarterly financial information is unaudited.

Diversified Revenue



Total Revenue
$40.0
$30.0
$20.0
$10.0
$-
$8.3
$8.5
$8.3
$9.2
$8.3
$20.7
$23.3
$25.3
$27.6
$20.9
2015
2016
2017
2018
3Q19 YTD
Net Interest Income
Noninterest income



Noninterest Income
35.0%
27.0%
22.1%
5.4%
10.5%
Service Charges on Deposit Accounts
ATM and Check Card Fees
Wealth Management Fees
Bank Owned Life Insurance
Other Income

Dollars in millions. Noninterest income composition based on September 30, 2019. Quarterly financial information is unaudited.

Loan Portfolio and Improved Yield


Other Loans, 11.1%
Commercial & Industrial Loans, 8.6%
1-4 Family RE, 39.7%
Commercial RE, 40.6%


Yield on Loans
5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
4.82%
4.70%
4.78%
5.08%
5.17%
4.95%
2015
2016
2017
2018
3Q19 YTD
VA Peer*

* Peer median based on banks in Virginia with assets $500 million to $1 billion as of June 30, 2019.
Loan portfolio composition based on September 30, 2019.
Quarterly financial information is unaudited.

Asset Quality



Classified Assets / Assets
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
1.8%
0.7%
2015
2016
2017
2018
3Q19
FXNC
VA Peers



NPAs / Assets
1.80%
1.50%
1.20%
0.90%
0.60%
0.30%
0.00%
0.94%
0.25%
0.17%
0.42%
0.20%
0.96%
2015
2016
2017
2018
3Q19
VA Peer 1

[1] Peer median ratio was based on banks in Virginia with assets $500 million to $1 billion.
Quarterly financial information is unaudited.

Capital Position


Total Risk Based Capital
20.0%
16.0%
12.0%
8.0%
4.0%
0.0%
13.9%
13.5%
13.1%
13.6%
14.6%
2015 *
2016
2017
2018
3Q19


Leverage
15.0%
12.0%
9.0%
6.0%
3.0%
0.0%
8.1%
8.5%
8.5%
9.3%
10.1%
2015 *
2016
2017
2018
3Q19


Tangible Common Equity
15.0%
12.0%
9.0%
6.0%
3.0%
0.0%
6.3%
7.1%
7.8%
8.8%
9.7%
2015 *
2016
2017
2018
3Q19

Total risk based capital and leverage ratios are First Bank. Tangible common equity ratio is First National Corporation.
*Acquired six branches in April 2015.
Quarterly financial information is unaudited.

Appendix

Financial Performance

(dollars in thousands) except per share data	At or for the year ended, 12/31/2015	12/31/2016	12/31/2017	12/31/2018	9/30/19 YTD
Balance Sheet					
Assets	$692,321	$712,672	$739,110	$752,969	$777,193
Loans, net	433,475	480,746	516,875	537,847	566,341
Deposits	627,116	645,570	664,980	670,566	685,621
Tangible common equity	43,607	50,582	57,212	66,197	75,085
Balance Sheet Ratios					
Loans / Deposits	70.00%	75.29%	78.53%	80.95%	83.32%
TCE / TA	6.32%	7.08%	7.75%	8.80%	9.66%
Leverage ratio (1)	8.12%	8.48%	8.46%	9.26%	10.09%
Total capital ratio (1)	13.86%	13.47%	13.12%	13.62%	14.57%
Performance					
Net income (2)	$1,542	$5,907	$6,448	$10,135	$6,840
Diluted EPS	$0.31	$1.20	$1.30	$2.04	$1.38
ROAA	0.41%	0.84%	0.89%	1.34%	1.19%
ROAE	4.58%	12.00%	11.57%	16.36%	12.85%
Net interest margin	3.52%	3.61%	3.77%	3.93%	3.91%
Efficiency ratio	80.92%	71.05%	66.42%	63.05%	66.93%
Asset Quality					
NPAs / Assets	0.94%	0.25%	0.17%	0.42%	0.20%
NCO / Avg loans	0.27%	0.04%	0.02%	0.17%	0.05%
Reserves / Loans	1.26%	1.09%	1.02%	0.92%	0.86%

[1] First Bank capital ratios.
[2] Net income available to common shareholders.
Quarterly financial information is unaudited.

Peer Comparison



Return on Assets: 2.0% 1.6% 1.2% 0.8% 0.4% 0.0%
Return on Equity: 20% 16% 12% 8% 4% 0%
Efficiency Ratio: 100% 90% 80% 70% 60% 50%
Net Interest Margin: 4.5% 4.2% 3.9% 3.6% 3.3% 3.0%
Loans / Deposits: 110% 100% 90% 80% 70% 60%
Cash & Securities / Deposits: 50% 40% 30% 20% 10% 0%
NPAs / Assets: 5.0% 4.0% 3.0% 2.0% 1.0% 0.0%
Reserves / Loans: 1.80% 1.50% 1.20% 0.90% 0.60% 0.30%

	Return on Assets	Return on Equity	Efficiency Ratio	Net Interest Margin	Loans / Deposits	Cash & Securities / Deposits	NPAs / Assets	Reserves / Loans
Peer	0.92%	9.4%	72.2%	3.79%	89.9%	17.0%	1.00%	0.90%
FXNC	1.08%	11.7%	67.9%	3.88%	83.4%	38.8%	0.23%	0.87%



1-4 Family / Loans: 60% 50% 40% 30% 20% 10%
CRE & Multi / Loans: 70% 60% 50% 40% 30% 20%
C&I / Loans: 20% 16% 12% 8% 4% 0%
Non-interest bearing / Deposits: 35% 30% 25% 20% 15% 10%
Savings & MMDA / Deposits: 75% 60% 45% 30% 15% 0%
Time / Deposits: 50% 40% 30% 20% 10% 0%
Total Risk-Based Capital: 20% 18% 16% 14% 12% 10%
Leverage Ratio: 13% 12% 11% 10% 9% 8%

	1-4 Family / Loans	CRE & Multi / Loans	C&I / Loans	Non-interest bearing / Deposits	Savings & MMDA / Deposits	Time / Deposits
Peer	30.4%	36.6%	8.1%	26.9%	32.1%	29.2%
FXNC	31.7%	41.3%	8.6%	27.0%	45.4%	17.1%

	Total Risk-Based Capital	Leverage Ratio
Peer	13.9%	9.8%
First Bank	14.2%	10.0%

Median of peer group — FXNC — 1 standard deviation from the mean

Source: S&P Market Intelligence. Peers defined as banks in Virginia with assets $500 million and $1 billion as of June 30, 2019. Ratios are for parent companies, if applicable, except capital ratios, which are for the parent's bank subsidiary. Data is as of and for the quarter ended June 30, 2019.

Stock Profile

Exchange	Nasdaq
Market price	$19.74
Common shares outstanding	4,968,277
Market capitalization	$98.1 million
Insider ownership	11.4%
Institutional ownership	10.6%
Quarterly cash dividend	$0.09, dividend yield 1.83%
Average volume (LTM)	2,603
Diluted EPS (LTM)	$1.85
Tangible book value per share	$15.11

Source: S&P Market Intelligence, data as of November 3, 2019.

First National Corporation

Scott Harvard, President and CEO
(540) 465-6121
sharvard@fbvirginia.com

Shane Bell, Executive VP and CFO
(540) 465-6130
sbell@fbvirginia.com